Press Release	Source: Anadarko Petroleum Corporation

Anadarko Provides Guidance for 1st Quarter, Full Year 2003
Friday January 31, 8:07 am ET

HOUSTON--(BUSINESS WIRE)--Jan. 31, 2003--Anadarko Petroleum Corporation (NYSE:APC - News) said today it expects to earn $1.15 per share (diluted) for the first quarter of 2003, with expected cash flow of $2.60 per share (diluted).

For the full year, the company expects earnings of $3.90 per share (diluted) and cash flow of $10.10 per share (diluted).

PRICE ASSUMPTIONS

Anadarko's 2003 estimates assume average NYMEX oil prices of $29 per barrel for the first quarter and $24 per barrel thereafter, with a full-year average of $25.25. The company's natural gas price estimate is $5 per thousand cubic feet (Mcf) for the first quarter, and $4 per Mcf thereafter, for a full-year average of $4.25 per Mcf. To determine realized prices Anadarko used these estimates, plus or minus an expected price "differential" for each of the company's major producing areas, and any adjustment for hedge positions. Price data are shown on an attached financial table

For 2003, Anadarko has hedged approximately 40 percent of its natural gas production through June and 35 percent for July through December. About 35 percent of Anadarko's oil production is hedged through December 2003. The hedge positions are under both fixed-price and "collared" transactions, which use price ceilings and floors to help ensure sales prices within a determined range. A summary of the company's hedge positions is shown on an attached financial table.

VOLUME ASSUMPTIONS

Oil and gas sales volumes are expected to total 44 million barrels of oil equivalent (BOE) in the first quarter. Full-year 2003 sales volumes are expected to total 200 million BOE.

"Our 2003 volumes will be 3 million barrels lower than we had forecast earlier because of the effect of higher oil prices on our Venezuelan production, which reduced volumes by 2 million barrels, and the ongoing strike in Venezuela, which reduced estimated volumes by 1 million barrels," said John Seitz, Anadarko President and CEO.

"Higher oil prices reduce our share of reported production under the terms of a risk service contract with the state oil company, whereby Anadarko earns a fee that translates into barrels of oil based on current prices. So the price-related volume impact has essentially no impact on revenues. The strike-related reductions are expected to reduce cash flow by less than $20 million," he noted.

First quarter volumes will be lower than last year's fourth quarter due to three factors: Fourth quarter volumes from Algeria were unusually high due to an extra tanker lifting that had been delayed from the third quarter. First quarter volumes will be impacted by the strike in Venezuela and by a scheduled two-month shutdown of the Al Rayyan oilfield in Qatar for installation of new production facilities.

"But since our 2003 capital program is weighted to the first half of the year, production should ramp up every quarter, and our fourth quarter production is expected to be about 20 percent higher than the first quarter," Seitz said. "That's the key to growth in 2004."

An attached financial table includes detailed production estimates for each of Anadarko's key operating regions.

CAPITALIZATION RATIO

Anadarko expects to reduce its debt-to-total-capitalization ratio from about 44 percent currently to 40 percent by year-end 2003. The company expects to end the year with debt of approximately $5.3 billion.

EARNINGS CONFERENCE CALL

The Earnings and Modeling Conference Call is set for today at 11 a.m. CST (12 p.m. EST). This call will include a discussion of detailed financial issues that support the company's projections of future-period earnings. More details are available at www.anadarko.com.

Anadarko Petroleum Corporation is one of the world's largest independent oil and gas exploration and production companies. Houston-based Anadarko is active in the U.S., Canada, Algeria and Qatar and is executing strategic exploration programs in several other countries. More information is available at www.anadarko.com.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that its goals will be achieved. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release. While Anadarko makes these forward-looking statements in good faith, neither Anadarko nor its management can guarantee that the anticipated future results will be achieved. Anadarko discloses proved reserves that comply with the Securities and Exchange Commission's (SEC) definitions. Additionally, Anadarko may disclose estimated recoverable reserves, which the SEC guidelines do not allow us to include in filings with the SEC. See Additional Factors Affecting Business in the Management's Discussion and Analysis included in the company's 2001 Annual Report on Form 10-K.

-0-

                    Anadarko Petroleum Corporation
                          First Quarter 2003
                      Financial Model - Guidance
                        As of January 30, 2003

                   4th Quarter        1st Quarter       Total Year
                     Actual            Forecast          Forecast
               ------------------- ----------------- -----------------
                  $MM    $/ Share     $MM  $/ Share    $MM   $/ Share
               ------- ----------- ------- --------- ------- ---------
Net Income       $309       $1.21    $295     $1.15  $1,000     $3.90
Cash Flow from
 Operations      $713       $2.76    $670     $2.60  $2,600    $10.10
---------------------- ------------------- ----------------- ---------
Price Deck
 (NYMEX)                  ($/Unit)          ($/Unit)          ($/Unit)
Crude Oil
 ($/Bbl)                   $28.20            $29.00            $25.25
Natural Gas
 ($/Mcf)                    $3.98             $5.00             $4.25
Natural Gas
 Liquids (%
 of NYMEX Oil
 Price)                        62%               72%               76%
---------------------- ------------------- ----------------- ---------
                           Price              Price             Price
                       Differential       Differential      Differential
               Volumes    ($/Unit) Volumes  ($/Unit) Volumes  ($/Unit)
               ------- ----------- ------- --------- ------- ---------
Total Sales
 (MMBoe)           49                  44               200

Crude Oil
 (MBbl/d):        214      $(3.53)    172    $(3.39)    198    $(2.82)
 United States     84      $(3.17)     88    $(3.61)     95    $(2.23)
 Canada            19      $(7.34)     15    $(6.54)     15    $(4.24)
 Algeria           87      $(2.21)     56    $(1.52)     63    $(1.71)
 Other
  International    24      $(6.70)     13    $(6.52)     26    $(6.82)

Natural Gas
 (MMcf/d):      1,682      $(0.48)  1,713    $(0.76)  1,877    $(0.56)
 United States  1,295      $(0.44)  1,328    $(0.71)  1,445    $(0.48)
 Canada           387      $(0.63)    385    $(0.97)    432    $(0.81)

Natural Gas
 Liquids
 (MBbl/d):         41                  37                37
 United States     38                  35                35
 Canada             2                   2                 2
---------------------- ------------------- ----------------- ---------
                  $MM                 $MM               $MM
               -------             -------           -------
Other Revenues:
 Marketing
  Margin (Sales
  - Costs)        $10                 $17               $59
 Minerals and
  Other           $16                 $16               $61

                  $MM    $ / BOE      $MM   $ / BOE     $MM   $ / BOE
               -------  ---------  ------- --------- ------- ---------
Costs and
 Expenses:
 Operating Costs $192       $3.90    $186     $4.19    $785     $3.92
 Administrative
  and General     $87                 $85              $332
 Depreciation,
  Depletion and
  Amortization   $292       $5.94    $280     $6.30  $1,267     $6.33
 Impairments of
  Oil and Gas
  Assets           $6                  $-               $50
 Production and
  Other Taxes (%
  of Rev)         $46         4.2%    $71       6.3%   $262       5.9%
---------------------- ------------------- ----------------- ---------
                  $MM                 $MM               $MM
               -------             -------           -------
Other Items:
 Interest
  Expense         $57                 $58              $225
 Other (Income)
  Expense          $4                  $5               $37
---------------------- ------------------- ----------------- ---------
Federal Tax
 Rate                          28%               36%               36%
 Deferred Taxes
  (% of Total
  Taxes)                       60%               50%               48%
---------------------- ------------------- ----------------- ---------
Average Shares
 Outstanding
 (MM)
 Basic                        249               249               249
 Diluted                      258               259               259
---------------------- ------------------- ----------------- ---------
                  $MM                 $MM               $MM
               -------             -------           -------
Capital
 Investment
 Program         $558                $722            $2,300
Capital Budget   $476                $639            $1,963
Capitalized
 Direct
 Expenses         $48                 $51              $200
Capitalized
 Interest         $34                 $33              $137

                    Anadarko Petroleum Corporation
                            Hedge Position
                        As of January 31, 2003

                            Fixed and
                       Physical Contracts        2- Way Collars
                      ------------------------------------------------
                                   NYMEX
                        Volume     Price    Volume    Floor   Ceiling
                      ------------------------------------------------
Crude Oil                Bbl/d     $/Bbl     Bbl/d    $/Bbl   $/Bbl
                      ------------------------------------------------
United States
 1st Qtr 2003              14,000    $25.39        -       $-      $-
 2nd Qtr 2003              14,000    $25.39        -       $-      $-
 3rd Qtr 2003              14,000    $25.39        -       $-      $-
 4th Qtr 2003              14,000    $25.39        -       $-      $-
 Ttl Yr 2003               14,000    $25.39        -       $-      $-

 Ttl Yr 2004                8,000    $23.09        -       $-      $-

Canada
 1st Qtr 2003               2,000    $23.80    4,000   $22.30  $23.32
 2nd Qtr 2003                 700    $23.80        -       $-      $-
 3rd Qtr 2003                   -        $-        -       $-      $-
 4th Qtr 2003                   -        $-        -       $-      $-
 Ttl Yr 2003                  700    $23.80    1,000   $22.30  $23.32

 Ttl Yr 2004                    -        $-        -       $-      $-
                      ------------------------------------------------
Total
 1st Qtr 2003              16,000    $25.19    4,000   $22.30  $23.32
 2nd Qtr 2003              14,700    $25.31        -       $-      $-
 3rd Qtr 2003              14,000    $25.39        -       $-      $-
 4th Qtr 2003              14,000    $25.39        -       $-      $-
 Ttl Yr 2003               14,700    $25.31    1,000   $22.30  $23.32

 Ttl Yr 2004                8,000    $23.09        -       $-      $-
                      ------------------------------------------------
Natural Gas             MMcf/d     $/Mcf    MMcf/d    $/Mcf   $/Mcf
                      ------------------------------------------------
United States
 1st Qtr 2003               200.0     $3.89     85.5    $4.62   $5.56
 2nd Qtr 2003               200.0     $3.89    236.3    $4.70   $5.59
 3rd Qtr 2003               270.0     $4.14      6.2    $3.00   $5.00
 4th Qtr 2003               270.0     $4.14      6.2    $3.00   $5.00
 Ttl Yr 2003                235.3     $4.03     83.1    $4.62   $5.56

 Ttl Yr 2004                200.0     $3.88      6.2    $3.00   $5.00

Canada
 1st Qtr 2003                68.2     $3.37        -       $-      $-
 2nd Qtr 2003                68.2     $3.37        -       $-      $-
 3rd Qtr 2003                68.2     $3.37        -       $-      $-
 4th Qtr 2003                65.1     $3.24        -       $-      $-
 Ttl Yr 2003                 67.5     $3.34        -       $-      $-

 Ttl Yr 2004                 58.9     $3.19        -       $-      $-
                      ------------------------------------------------
Total
 1st Qtr 2003               268.2     $3.76     85.5    $4.62   $5.56
 2nd Qtr 2003               268.2     $3.76    236.3    $4.70   $5.59
 3rd Qtr 2003               338.2     $3.98      6.2    $3.00   $5.00
 4th Qtr 2003               335.1     $3.97      6.2    $3.00   $5.00
 Ttl Yr 2003                302.8     $3.88     83.1    $4.62   $5.56

 Ttl Yr 2004                258.9     $3.72      6.2    $3.00   $5.00
                      ------------------------------------------------

                                       3- Way Collars
                      -------------------------------------------------
                                       Sold      Purchased
                          Volume       Floor       Floor     Ceiling
                      ------------------------------------------------
Crude Oil                 Bbl/d        $/Bbl       $/Bbl      $/Bbl
                      ------------------------------------------------
United States
 1st Qtr 2003                 53,000      $18.62      $23.81    $27.39
 2nd Qtr 2003                 53,000      $18.62      $23.81    $27.39
 3rd Qtr 2003                 53,000      $18.62      $23.81    $27.39
 4th Qtr 2003                 53,000      $18.62      $23.81    $27.39
 Ttl Yr 2003                  53,000      $18.62      $23.81    $27.39

 Ttl Yr 2004                       -          $-          $-        $-

Canada
 1st Qtr 2003                      -          $-          $-        $-
 2nd Qtr 2003                      -          $-          $-        $-
 3rd Qtr 2003                      -          $-          $-        $-
 4th Qtr 2003                      -          $-          $-        $-
 Ttl Yr 2003                       -          $-          $-        $-

 Ttl Yr 2004                       -          $-          $-        $-
                      ------------------------------------------------
Total
 1st Qtr 2003                 53,000      $18.62      $23.81    $27.39
 2nd Qtr 2003                 53,000      $18.62      $23.81    $27.39
 3rd Qtr 2003                 53,000      $18.62      $23.81    $27.39
 4th Qtr 2003                 53,000      $18.62      $23.81    $27.39
 Ttl Yr 2003                  53,000      $18.62      $23.81    $27.39

 Ttl Yr 2004                       -          $-          $-        $-
                      ------------------------------------------------
Natural Gas               MMcf/d       $/Mcf       $/Mcf      $/Mcf
                      ------------------------------------------------
United States
 1st Qtr 2003                  308.8       $2.60       $3.68     $4.71
 2nd Qtr 2003                  308.8       $2.60       $3.68     $4.71
 3rd Qtr 2003                  308.8       $2.60       $3.68     $4.71
 4th Qtr 2003                  308.8       $2.60       $3.68     $4.71
 Ttl Yr 2003                   308.8       $2.60       $3.68     $4.71

 Ttl Yr 2004                   168.8       $2.47       $3.44     $4.89

Canada
 1st Qtr 2003                      -          $-          $-        $-
 2nd Qtr 2003                      -          $-          $-        $-
 3rd Qtr 2003                      -          $-          $-        $-
 4th Qtr 2003                      -          $-          $-        $-
 Ttl Yr 2003                       -          $-          $-        $-

 Ttl Yr 2004                       -          $-          $-        $-
                      ------------------------------------------------
Total
 1st Qtr 2003                  308.8       $2.60       $3.68     $4.71
 2nd Qtr 2003                  308.8       $2.60       $3.68     $4.71
 3rd Qtr 2003                  308.8       $2.60       $3.68     $4.71
 4th Qtr 2003                  308.8       $2.60       $3.68     $4.71
 Ttl Yr 2003                   308.8       $2.60       $3.68     $4.71

 Ttl Yr 2004                   168.8       $2.47       $3.44     $4.89
                      ------------------------------------------------

Contact:

     Anadarko Petroleum Corporation, Houston
     Media Contacts:
     Teresa Wong, 832/636-1203
     teresa_wong@anadarko.com
     or
     Anne Vincent, 832/636-8368
     anne_vincent@anadarko.com
     or
     Investor Contacts:
     Paul Taylor, 832/636-3471
     paul_taylor@anadarko.com
     or
     David Larson, 832/636-3265
     david_larson@anadarko.com
     or
     Stewart Lawrence, 832/636-3326
     stewart_lawrence@anadarko.com

Source: Anadarko Petroleum Corporation